COLUMBIA BALANCED FUND, INC.
                           COLUMBIA DAILY INCOME COMPANY
                      COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                       COLUMBIA INTERNATIONAL STOCK FUND, INC.
                         COLUMBIA CONSERVATIVE HIGH YIELD FUND
                     (formerly named Columbia High Yield Fund, Inc.)
                   COLUMBIA ORGEGON INTERMEDIATE MUNICIPAL BOND FUND
               (formerly named Columbia Oregon Municipal Bond Fund, Inc.)
                         COLUMBIA REAL ESTATE EQUITY FUND, INC.
                           COLUMBIA SMALL CAP GROWTH FUND I
                 (formerly named Columbia Small Cap Growth Fund, Inc.)
                           COLUMBIA MID CAP GROWTH FUND, INC.
                       COLUMBIA STRATEGIC INVESTOR FUND, INC.
                              COLUMBIA TECHNOLOGY FUND, INC.
                Supplement to the Statement of Additional Information
                      dated January 1, 2005, as revised July 12, 2005

At a meeting held on September 28, 2005, shareholders of Columbia Fixed Income Securities Fund, Inc. (the "Fund") approved the reorganization of the Fund into Columbia Total Return Bond Fund (formerly named Nations Bond Fund)
(the "Reorganization"). The Reorganization took place on October 10, 2005. Accordingly, effective October 10, 2005, all references to the Fund in the Statement of Additional Information are removed.

Effective October 10, 2005, Columbia International Stock Fund, Inc. was reorganized as a series of Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX). Accordingly, all references to Columbia International Stock Fund, Inc. in the above-referenced Statement of Additional Information are removed. A new Statement of Additional Information dated October 10, 2005 has been filed on behalf of Columbia International Stock Fund, as a series of Columbia Funds Series Trust I.

SUP-39/90984-1005                                               October 7, 2005